Exhibit 99.1
Cardlytics Announces Third Quarter 2022 Financial Results
Atlanta, GA – November 1, 2022 – Cardlytics, Inc. (NASDAQ: CDLX), a digital advertising platform, today announced financial results for the third quarter ended September 30, 2022. Supplemental information is available on the Investor Relations section of Cardlytics' website at http://ir.cardlytics.com/.
“We delivered solid double-digit growth despite the serious challenges present in the economy,” said Karim Temsamani, CEO of Cardlytics. “While the economy may be uncertain, I believe there is inherent resiliency in platforms that prove return on ad spend, and I am positive that we can grow profitably. There is a large opportunity ahead of us, and we will be disciplined in Q4 and beyond as we prioritize our goals and position the company well for the next ten years.”
“Our results this quarter were in line with our expectations given our clients' concerns about the economy,” said Andy Christiansen, CFO of Cardlytics. “There is a wide range of outcomes for Q4, but our highest priority is meeting our profitability and cash flow goals for 2023. We are focused on taking the necessary steps to ensure we can control our destiny and achieve our long-term goals.”
Third Quarter 2022 Financial Results
•Revenue was $72.7 million, an increase of 12% year-over-year, compared to $65.0 million in the third quarter of 2021.
•Billings, a non-GAAP metric, was $110.4 million, an increase of 12% year-over-year, compared to $98.4 million in the third quarter of 2021.
•Gross profit was $26.0 million, an increase of 6% year-over-year, compared to $24.5 million in the third quarter of 2021.
•Adjusted contribution, a non-GAAP metric, was $35.1 million, an increase of 11% year-over-year, compared to $31.6 million in the third quarter of 2021.
•Net income attributable to common stockholders was $6.3 million, or $0.19 per diluted share, based on 33.3 million fully diluted weighted-average common shares, compared to a net loss attributable to common stockholders of $(44.5) million, or $(1.35) per diluted share, based on 33.1 million fully diluted weighted-average common shares in the third quarter of 2021.
•Non-GAAP net loss was $(16.5) million, or $(0.50) per diluted share, based on 33.3 million fully diluted weighted-average common shares, compared to non-GAAP net loss of $(11.0) million, or $(0.33) per diluted share, based on 33.1 million fully diluted weighted-average common shares in the third quarter of 2021.
•Adjusted EBITDA, a non-GAAP metric, was a loss of $(12.7) million compared to a loss of $(5.2) million in the third quarter of 2021.
Key Metrics
•Cardlytics MAUs were 184.7 million, an increase of 8%, compared to 170.6 million in the third quarter of 2021.
•Cardlytics ARPU was $0.36 in the third quarter of 2022 and 2021.
•Bridg ARR was $22.1 million in the third quarter of 2022.
Definitions of MAUs, ARPU and ARR are included below under the caption “Non-GAAP Measures and Other Performance Metrics."
Fourth Quarter 2022 Financial Expectations
Cardlytics anticipates billings, revenue, and adjusted contribution to be in the following ranges (in millions):

Q4 2022 Guidance
Billings(1)	$120.0 - $132.0
Revenue	$80.0 - $90.0
Adjusted contribution(2)	$38.0 - $44.0
(1)A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of adjusted contribution to GAAP gross profit on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.
Earnings Teleconference Information
Cardlytics will discuss its third quarter 2022 financial results during a teleconference today, November 1, 2022, at 5:00 PM ET / 2:00 PM PT. A live dial-in will be available after registering at http://ir.cardlytics.com/. Shortly after the conclusion of the call, a replay of this conference call will be available through 8:00 PM ET on November 8, 2022 on the Cardlytics Investor Relations website at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.

About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their rewards programs that promote customer loyalty and deepen relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in London, New York, Los Angeles, San Francisco, Austin, Detroit and Visakhapatnam. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our financial guidance for the fourth quarter of 2022, future growth and achievement of long-range goals. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to the integration of Dosh, Bridg and Entertainment with our company; potential payments under the Merger Agreement with Bridg; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on November 1, 2022 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third party costs, non-GAAP net loss and non-GAAP net loss per share as well as certain other performance metrics, such as monthly active users (“MAUs”), average revenue per user (“ARPU”) and annualized recurring revenue ("ARR").
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third-party costs, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. We define adjusted contribution as a measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platforms generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. We define adjusted EBITDA as our income (loss) before income taxes; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency loss (gain); deferred implementation costs; restructuring and reduction of force, acquisition and integration (benefit) costs, change in fair value of contingent consideration and goodwill impairment. We define adjusted Partner Share and other third-party costs as our Partner Share and other third-party costs excluding non-cash equity expense and amortization of deferred implementation costs. We define non-GAAP net loss as our net income (loss) before stock-based compensation expense; foreign currency loss (gain); acquisition and integration (benefit) costs; amortization of acquired intangibles; change in fair value of contingent consideration; and restructuring and reduction of force. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain partners are not added back to net income (loss) in order to calculate adjusted EBITDA, adjusted contribution and non-GAAP net loss. We define non-GAAP net loss per share as non-GAAP net loss divided by weighted-average common shares outstanding, diluted.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We define ARPU as the total revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. We define ARR as the annualized GAAP revenue of the final month in the period presented for the Bridg platform. ARR should not be considered in isolation from, or as an alternative to, revenue prepared in accordance with GAAP. We believe that ARR is an indicator of the Bridg platform’s ability to generate future revenue from existing clients.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except par value amounts)

	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$138,514	$233,467
Restricted cash	74	95
Accounts receivable and contract assets, net	97,168	111,085
Other receivables	4,675	6,097
Prepaid expenses and other assets	8,697	7,981
Total current assets	249,128	358,725
Long-term assets:
Property and equipment, net	7,103	11,273
Right-of-use assets under operating leases, net	9,276	10,196
Intangible assets, net	113,878	125,550
Goodwill	665,813	742,516
Capitalized software development costs, net	18,377	13,131
Other long-term assets, net	2,737	2,406
Total assets	$1,066,312	$1,263,797
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$4,768	$4,619
Accrued liabilities:
Accrued compensation	12,940	12,136
Accrued expenses	20,556	19,620
Partner Share liability	41,051	46,595
Consumer Incentive liability	48,353	52,602
Deferred revenue	3,004	3,280
Current operating lease liabilities	6,088	6,028
Current contingent consideration	118,151	182,470
Total current liabilities	254,911	327,350
Long-term liabilities:
Convertible senior notes, net	225,678	184,398
Deferred liabilities	58	173
Long-term operating lease liabilities	5,135	6,801
Long-term contingent consideration	—	49,825
Other long-term liabilities	21	4,550
Total liabilities	485,803	573,097
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized and 33,043 and 33,534 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively.	9	9
Additional paid-in capital	1,169,213	1,212,823
Accumulated other comprehensive income	9,578	486
Accumulated deficit	(598,291)	(522,618)
Total stockholders’ equity	580,509	690,700
Total liabilities and stockholders’ equity	$1,066,312	$1,263,797

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$72,706	$64,984	$216,039	$177,067
Costs and expenses:
Partner Share and other third-party costs	37,563	34,090	112,996	93,814
Delivery costs	9,125	6,390	23,820	16,076
Sales and marketing expense	18,289	16,733	57,920	46,998
Research and development expense	13,762	11,141	39,634	26,293
General and administration expense	19,972	20,073	61,381	49,136
Acquisition and integration (benefit) costs	(1,867)	1,714	(4,269)	22,926
Change in fair value of contingent consideration	(46,126)	6,261	(114,144)	7,741
Goodwill impairment	—	—	83,149	—
Depreciation and amortization expense	10,468	8,375	30,695	20,273
Total costs and expenses	61,186	104,777	291,182	283,257
Operating income (loss)	11,520	(39,793)	(75,143)	(106,190)
Other expense:
Interest expense, net	(580)	(3,193)	(2,406)	(9,316)
Foreign currency loss	(4,673)	(1,543)	(10,882)	(1,224)
Total other expense	(5,253)	(4,736)	(13,288)	(10,540)
Income (loss) before income taxes	6,267	(44,529)	(88,431)	(116,730)
Income tax benefit	—	—	1,446	—
Net income (loss)	6,267	(44,529)	(86,985)	(116,730)
Net income (loss) attributable to common stockholders	$6,267	$(44,529)	$(86,985)	$(116,730)
Net income (loss) per share attributable to common stockholders, basic	$0.19	$(1.35)	$(2.60)	$(3.67)
Net income (loss) per share attributable to common stockholders, diluted	$0.19	$(1.35)	$(2.60)	$(3.67)
Weighted-average common shares outstanding, basic	32,950	33,101	33,455	31,802
Weighted-average common shares outstanding, diluted	33,269	33,101	33,455	31,802

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Delivery costs	$920	$552	$2,416	$1,382
Sales and marketing	1,428	3,841	8,765	9,928
Research and development	1,968	3,170	9,419	7,132
General and administration	1,451	9,267	11,594	18,973
Total stock-based compensation	$5,767	$16,830	$32,194	$37,415

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Nine Months Ended September 30,
	2022	2021
Operating activities
Net Loss	$(86,985)	$(116,730)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Credit loss expense	949	1,440
Depreciation and amortization	30,695	20,273
Amortization of financing costs charged to interest expense	1,192	701
Accretion of debt discount and non-cash interest expense	—	7,078
Amortization of right-of-use assets	4,230	3,770
Stock-based compensation expense	32,194	37,415
Goodwill impairment	83,149	—
Change in fair value of contingent consideration	(114,144)	7,741
Other non-cash expense (income), net	10,524	1,275
Deferred implementation costs	—	2,343
Income tax benefit	(1,446)	—
Change in operating assets and liabilities:
Accounts receivable	15,082	(757)
Prepaid expenses and other assets	(456)	(1,296)
Accounts payable	111	42
Other accrued expenses	(5,814)	(2,626)
Partner Share liability	(5,836)	(2,171)
Consumer Incentive liability	(4,248)	3,534
Net cash used in operating activities	(40,803)	(37,968)
Investing activities
Acquisition of property and equipment	(1,090)	(2,145)
Acquisition of patents	(73)	(68)
Capitalized software development costs	(9,170)	(6,937)
Business acquisitions, net of cash acquired	(2,274)	(494,131)
Net cash used in investing activities	(12,607)	(503,281)
Financing activities
Principal payments of debt	(24)	—
Proceeds from issuance of common stock	397	486,163
Repurchase of common stock	(40,000)	—
Deferred equity issuance costs	—	(190)
Debt issuance costs	(181)	(200)
Net cash received (used in) provided by financing activities	(39,808)	485,773
Effect of exchange rates on cash, cash equivalents and restricted cash	(1,756)	(393)
Net decrease in cash, cash equivalents and restricted cash	(94,974)	(55,869)
Cash, cash equivalents, and restricted cash — Beginning of period	233,562	293,349
Cash, cash equivalents, and restricted cash — End of period	$138,588	$237,480

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended September 30,		Change		Nine Months Ended September 30,		Change
	2022	2021	$	%	2022	2021	$	%
Billings(1)	$110,392	$98,448	$11,944	12%	$316,361	$260,102	$56,259	22%
Consumer Incentives	37,686	33,464	4,222	13	100,322	83,035	17,287	21
Revenue	72,706	64,984	7,722	12	216,039	177,067	38,972	22
Adjusted Partner Share and other third-party costs(1)	37,563	33,359	4,204	13	112,996	91,471	21,525	24
Adjusted contribution(1)	35,143	31,625	3,518	11	103,043	85,596	17,447	20
Delivery costs	9,125	6,390	2,735	43	23,820	16,076	7,744	48
Deferred implementation costs	—	731	(731)	(100)	—	2,343	(2,343)	(100)
Gross profit	$26,018	$24,504	$1,514	6%	$79,223	$67,177	$12,046	18%
Net income (loss)	$6,267	$(44,529)	$50,796	114%	$(86,985)	$(116,730)	$29,745	(25)%
Adjusted EBITDA(1)	$(12,708)	$(5,169)	$(7,539)	(146)%	$(39,030)	$(14,779)	$(24,251)	164%
(1)Billings, adjusted Partner Share and other third-party costs, adjusted contribution and adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings", "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA."

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30, 2022			Three Months Ended September 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$67,285	$5,421	$72,706	$62,075	$2,909	$64,984
Plus:
Consumer Incentives	37,686	—	37,686	33,464	—	33,464
Billings	$104,971	$5,421	$110,392	$95,539	$2,909	$98,448

	Nine Months Ended September 30, 2022			Nine Months Ended September 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$200,538	$15,501	$216,039	$172,068	$4,999	$177,067
Plus:
Consumer Incentives	100,322	—	100,322	83,035	—	83,035
Billings	$300,860	$15,501	$316,361	$255,103	$4,999	$260,102

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30, 2022			Three Months Ended September 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$67,285	$5,421	$72,706	$62,075	$2,909	$64,984
Minus:
Partner Share and other third-party costs	37,399	164	37,563	33,929	161	34,090
Delivery costs(1)	7,623	1,502	9,125	4,777	1,613	6,390
Gross profit	22,263	3,755	26,018	23,369	1,135	24,504
Plus:
Delivery costs(1)	7,623	1,502	9,125	4,777	1,613	6,390
Deferred implementation costs(2)	—	—	—	731	—	731
Adjusted contribution	$29,886	$5,257	$35,143	$28,877	$2,748	$31,625
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.9 million and $0.6 million for the three months ended September 30, 2022 and 2021, respectively.
(2)Deferred implementation costs is excluded from adjusted Partner Share and other third-party costs as follows (in thousands):

	Three Months Ended September 30, 2022			Three Months Ended September 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Partner Share and other third-party costs	$37,399	$164	$37,563	$33,929	$161	$34,090
Minus:
Deferred implementation costs	—	—	—	731	—	731
Adjusted Partner Share and other third-party costs	$37,399	$164	$37,563	$33,198	$161	$33,359

	Nine Months Ended September 30, 2022			Nine Months Ended September 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$200,538	$15,501	$216,039	$172,068	$4,999	$177,067
Minus:
Partner Share and other third-party costs	111,829	1,167	112,996	93,590	224	93,814
Delivery costs(1)	18,841	4,979	23,820	13,552	2,524	16,076
Gross profit	69,868	9,355	79,223	64,926	2,251	67,177
Plus:
Delivery costs(1)	18,841	4,979	23,820	13,552	2,524	16,076
Deferred implementation costs(2)	—	—	—	2,343	—	2,343
Adjusted contribution	$88,709	$14,334	$103,043	$80,821	$4,775	$85,596
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled and $2.4 million and $1.4 million for the nine months ended September 30, 2022 and 2021, respectively.
(2)Deferred implementation costs is excluded from adjusted Partner Share and other third-party costs as follows (in thousands):

	Nine Months Ended September 30, 2022			Nine Months Ended September 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Partner Share and other third-party costs	$111,829	$1,167	$112,996	$93,590	$224	$93,814
Minus:
Deferred implementation costs	—	—	—	2,343	—	2,343
Adjusted Partner Share and other third-party costs	$111,829	$1,167	$112,996	$91,247	$224	$91,471

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income (loss)	$6,267	$(44,529)	$(86,985)	$(116,730)
Plus:
Income tax benefit	—	—	(1,446)	—
Interest expense - net	580	3,193	2,406	9,316
Depreciation and amortization	10,468	8,375	30,695	20,273
Stock-based compensation expense	5,767	16,830	32,194	37,415
Foreign currency loss	4,673	1,543	10,882	1,224
Deferred implementation costs	—	731	—	2,343
Acquisition and integration (benefit) costs	(1,867)	1,714	(4,269)	22,926
Change in fair value of contingent consideration	(46,126)	6,261	(114,144)	7,741
Goodwill impairment	—	—	83,149	—
Restructuring and reduction of force	7,530	713	8,488	713
Adjusted EBITDA	$(12,708)	$(5,169)	$(39,030)	$(14,779)

CARDLYTICS, INC.
RECONCILIATION OF ADJUSTED CONTRIBUTION TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30, 2022			Three Months Ended September 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Adjusted Contribution	$29,886	$5,257	$35,143	$28,877	$2,748	$31,625
Minus:
Delivery costs	7,623	1,502	9,125	4,777	1,613	6,390
Sales and marketing expense	16,529	1,760	18,289	15,469	1,264	16,733
Research and development expense	11,682	2,080	13,762	10,163	978	11,141
General and administration expense	19,558	414	19,972	19,039	1,034	20,073
Stock-based compensation expense	(5,302)	(465)	(5,767)	(15,627)	(1,203)	(16,830)
Restructuring and reduction of force	(7,530)	—	(7,530)	(713)	—	(713)
Adjusted EBITDA	$(12,674)	$(34)	$(12,708)	$(4,231)	$(938)	$(5,169)

	Nine Months Ended September 30, 2022			Nine Months Ended September 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Adjusted Contribution	$88,709	$14,334	$103,043	$80,821	$4,775	$85,596
Minus:
Delivery costs	18,841	4,979	23,820	16,076	—	16,076
Sales and marketing expense	53,345	4,575	57,920	45,257	1,741	46,998
Research and development expense	34,577	5,057	39,634	26,135	158	26,293
General and administration expense	59,999	1,382	61,381	49,136	—	49,136
Stock-based compensation expense	(31,181)	(1,013)	(32,194)	(37,415)	—	(37,415)
Restructuring and reduction of force	(8,488)	—	(8,488)	(713)	—	(713)
Adjusted EBITDA	$(38,384)	$(646)	$(39,030)	$(17,655)	$2,876	$(14,779)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET LOSS
AND NON-GAAP NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income (loss)	$6,267	$(44,529)	$(86,985)	$(116,730)
Plus:
Stock-based compensation expense	5,767	16,830	32,194	37,415
Foreign currency loss	4,673	1,543	10,882	1,224
Acquisition and integration (benefit) costs	(1,867)	1,714	(4,269)	22,926
Amortization of acquired intangibles	7,207	6,497	21,560	13,009
Change in fair value of contingent consideration	(46,126)	6,261	(114,144)	7,741
Goodwill impairment	—	—	83,149	—
Restructuring and reduction of force	7,530	713	8,488	713
Income tax benefit	—	—	(1,446)	—
Non-GAAP net loss	$(16,549)	$(10,971)	$(50,571)	$(33,702)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
Non-GAAP weighted-average common shares outstanding, diluted	33,269	33,101	33,455	31,802
Non-GAAP net loss per share attributable to common stockholders, diluted	$(0.50)	$(0.33)	$(1.51)	$(1.06)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

Q4 2022 Guidance
Revenue	$80.0 - $90.0
Plus:
Consumer Incentives	$40.0 - $42.0
Billings	$120.0 - $132.0

Contacts:

Public Relations:
Monica McDonald
Cardlytics, Inc.
MMcDonald@cardlytics.com

Investor Relations:
Robert Robinson
Corporate Development & IR
ir@cardlytics.com